Fees Summary	Aug. 21, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 800,000,000
Previously Paid Amount	0
Total Fee Amount	122,480
Total Offset Amount	19,265
Net Fee	$ 103,215